Exhibit 99.1

FOR IMMEDIATE RELEASE

Emdeon Closes Acquisition of Altegra Health

Acquisition brings together Altegra Health’s cloud-based, risk adjustment and quality analytics platform and related healthcare consumer engagement capabilities with Emdeon’s Intelligent Healthcare Network™ to help customers elevate care quality, optimize financial performance and improve the member and patient experience

NASHVILLE, Tenn. (August 13, 2015) – Emdeon Inc. today announced that it has closed its previously announced acquisition of Altegra Health, a national provider of technology and intervention platforms that combine data aggregation and analytics with unique member engagement and reporting capabilities to achieve actionable insights and improved management for value-based healthcare. The acquisition combines Altegra Health’s risk adjustment and quality analytics platform with Emdeon’s Intelligent Healthcare Network™, revenue cycle technology and payment solutions, enabling the delivery of innovative products designed to help customers elevate care quality, optimize financial performance and improve the member and patient experience.

With this acquisition, Emdeon is better positioned to support healthcare organizations as they navigate unprecedented marketplace disruption, including the growth in Medicare Advantage, Managed Medicaid, exchange-based insurance markets and the transition to value-based care models. The combination of the two companies is expected to strengthen the existing capabilities of both organizations and create new, innovative platforms that will address the opportunities and challenges created by the evolution of a more dynamic healthcare marketplace and regulatory landscape.

As the single largest financial and administrative network in the United States healthcare system, Emdeon’s Intelligent Healthcare Network reaches 750,000 physicians, 105,000 dentists, 60,000 pharmacies, 5,000 hospitals, 600 vendors, 450 laboratories and 1,200 government and commercial payers and processed approximately 8.1 billion transactions in 2014.

“We are thrilled to welcome Altegra Health to Emdeon,” said Neil de Crescenzo, president and chief executive officer for Emdeon. “The powerful combination of our people and solutions will allow us to further leverage our Intelligent Healthcare Network, as we expand our customer relationships and help them thrive in the world of value-based healthcare. Altegra Health has created leading end-to-end solutions that provide health plans and other risk-bearing organizations with the data, insights and related services they need to expertly manage care, ensure appropriate reimbursement and engage individuals in improving their use of the healthcare system. Together, we can bring tremendous value to the markets, organizations and individuals we serve.”

“This is an exciting time for organizations focused on delivering measurable value to a rapidly evolving healthcare marketplace,” said Kevin Barrett, who joins Emdeon as executive vice president and president of Altegra Health. “Being part of Emdeon allows us to continue our growth as a leading provider of quality measurement and risk analytics, revenue management and eligibility and enrollment solutions to health plans and other risk-bearing organizations, as well as expand into emerging areas important to our customers.”

Altegra Health, which is headquartered in Miami Lakes, Florida, operates in all 50 states, Puerto Rico and the Philippines, offers its products and services nationally through many of the largest and most respected Medicare Advantage and Managed Medicaid health plans, as well as health plans operating on the rapidly expanding commercial healthcare exchanges and risk-bearing provider organizations.

About Emdeon

Emdeon is a leading provider of software and analytics, network solutions and technology-enabled services that optimize communications, payments and actionable insights by leveraging its intelligent healthcare platform, which includes the single largest financial and administrative network in the United States healthcare system. Emdeon’s platform and solutions integrate and automate key functions of its payer, provider and pharmacy customers throughout the patient encounter, from consumer engagement and pre-care eligibility and enrollment through payment. By using Emdeon’s comprehensive suite of solutions, which are designed to easily integrate with existing technology infrastructures, customers are able to improve efficiency, reduce costs, increase cash flow and more efficiently manage complex workflows. For more information, visit emdeon.com.

About Altegra Health

Altegra Health is a national provider of technology-enabled, next generation payment solutions that enable health plans and other risk-bearing healthcare providers to generate, analyze and submit the data needed to successfully manage member care and ensure appropriate reimbursement. The power of Altegra Health’s advanced analytics and supporting intervention platforms enables healthcare organizations to elevate care quality, optimize financial performance and enhance the member experience. For more information, visit AltegraHealth.com.

Forward-Looking Statements

Statements made in this press release that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Forward-looking statements may include information concerning Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Such factors related to Emdeon’s actual financial results or results of operations include: effects of competition, including competition from entities that are customers for certain of Emdeon’s solutions; Emdeon’s ability to maintain relationships with its customers and channel partners; Emdeon’s ability to effectively cross-sell its solutions to existing customers and to continue to generate revenue and maintain profitability by developing or acquiring and successfully deploying new or updated solutions; the anticipated benefits from acquisitions (including Altegra Health) not being fully realized or not being realized within the expected time frames; and general economic, business or regulatory conditions affecting the healthcare information technology and services industries; as well as the other risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report filed on Form 10-K for the year ended December 31, 2014, as well as other reports filed by Emdeon with the Securities and Exchange Commission.

Forward-looking statements made by Emdeon herein, or elsewhere, speak only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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Contacts:

Emdeon Media Relations

Ashley Sonn

Direct: 615.932.3193

asonn@emdeon.com

Senior Vice President, Investor Relations

Julie Loftus Trudell

Direct: 615.932.3445

Cell: 757.642.1995

jtrudell@emdeon.com

Westwicke Partners

Bob East

Direct: 443.213.0502

bob.east@westwicke.com or Emdeon@westwicke.com